UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2020

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2020, Mark Turfler and the Board of Directors of RF Industries, Ltd. (the “Company”) agreed to Mr. Turfler’s departure from the Company as its Senior Vice President--Chief Financial Officer and Corporate Secretary. Mr. Turfler’s departure will become effective July 10, 2020. Mr. Turfler, has been employed by the Company since June 2013, and has been the Company’s Chief Financial Officer and Corporate Secretary since January 2014. Mr. Turfler will receive a severance payment of $93,500, which is equal to six-months of his current annual base salary. In addition, the Board (i) accelerated the vesting period of stock options held by Mr. Turfler for the purchase of 30,000 shares of common stock, and (ii) agreed to extend the period during which Mr. Turfler can exercise his stock options to January 31, 2021.

On June 29, 2020, the Company’s Board of Directors appointed Peter Yin as the Company’s Interim Chief Financial Officer and new Corporate Secretary, both effective as of July 11, 2020. Commencing on July 11, 2020, Mr. Yin’s annual base salary will be increased from $175,000 to $187,000. Mr. Yin, who is a Certified Public Accountant, joined the Company in September 2014 and has served as the Company’s Senior Vice President, Finance & Operations since November 2019. Prior to joining the Company, Mr. Yin worked at Sony Corporation of America in Corporate Audit and at Grant Thornton in the Assurance practice.

Item 8.01     Other Events.

On July 2, 2020, the Company issued a press release announcing the appointment of Peter Yin as the Company’s new Interim Chief Financial Officer, effective July 11, 2020. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference

Item 9.01     Financial Statements and Exhibits

           (d)      Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2020	By:	/s/ Robert Dawson
Robert Dawson
President and Chief Executive Officer